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EXHIBIT 21

Subsidiaries of Registrant

Name of Subsidiary	State of Incorporation
Arizona NewsChannel, L.L.C.	Delaware
Cable Network Services, L.L.C.	Delaware
Cablecoupons, Inc.	Texas
CableRep, Inc.	Delaware
Cablevision of Arizona Partner, Inc.	Colorado
Cablevision of Leander, Inc.	Texas
Cablevision of Oklahoma Partner, Inc.	Colorado
Cablevision of Pflugerville, Inc.	Texas
Cablevision of Texas Partner, Inc.	Colorado
Cablevision of Utah Partner, Inc.	Colorado
CBS LLC Management, Inc.	Delaware
CCI PCS, Inc.	Delaware
Community Tel	Nevada
Cox @Home, Inc.	Delaware
Cox Animal Planet, Inc.	Delaware
Cox Arizona Telcom, L.L.C.	Delaware
Cox Arkansas Telcom, L.L.C.	Delaware
Cox Business Services, Inc.	Delaware
Cox Business Services, L.L.C.	Delaware
Cox California Telcom, L.L.C. (formerly Cox California Telcom II, L.L.C.)	Delaware
COX CBS Asset Management, L.L.C.	Delaware
Cox Classic Cable, Inc.	Delaware
Cox Classic LLC Management, Inc.	Delaware
Cox Communications Asset Management, L.L.C.	Delaware
Cox Communications BTP Holdings, Inc. (formerly Cox Teleport Partners, Inc.)	Delaware
Cox Communications Central II, Inc.	Delaware
Cox Communications EBD Holdings, Inc.	Delaware
Cox Communications E.T.E., Inc.	Delaware
Cox Communications Florida (Partnership) (formerly Cox Cable New York)	New York
Cox Communications Gulf Coast, L.L.C.	Delaware
Cox Communications Hampton Roads, L.L.C.	Delaware
Cox Communications Holdings, Inc.	Delaware
Cox Communications Kansas, L.L.C.	Delaware
Cox Communications Las Vegas, Inc.	Delaware
Cox Communications Las Vegas Asset Management, L.L.C.	Delaware
Cox Communications LLC Management, Inc.	Delaware
Cox Communications Louisiana, L.L.C.	Delaware
Cox Communications Louisiana Asset Management, L.L.C.	Delaware
Cox Communications NCC, Inc.	Delaware
Cox Communications New York City, Inc.	New York
Cox Communications Omaha, L.L.C.	Delaware
Cox Communications Payroll, Inc.	California
Cox Communications Pensacola, L.L.C.	Delaware
Cox Communications Shopping Services, Inc.	Delaware
Cox Communications Telecom, Inc.	Virginia
Cox Connecticut Telcom, L.L.C.	Delaware

Cox Consumer Information Network, Inc.	Delaware
Cox DC Radio, Inc.	Delaware
Cox District of Columbia Telcom, L.L.C.	Delaware
Cox DNS, Inc.	Delaware
Cox Fibernet Oklahoma, L.L.C.	Delaware
Cox Fibernet Virginia, Inc.	Delaware
Cox Florida Telcom, L.P. (1% Member—Cox Telcom Partners, Inc., general partner; 99% Member—CoxCom, Inc., limited partner)	Delaware
Cox Georgia Telcom, L.L.C.	Delaware
Cox Government Services, Inc.	Delaware
Cox Iowa Telcom, L.L.C.	Delaware
Cox Kansas Telcom, L.L.C.	Delaware
Cox Louisiana Telcom, L.L.C.	Delaware
Cox Maryland Telcom, L.L.C.	Delaware
Cox Missouri Telcom, L.L.C.	Delaware
Cox Nebraska Telcom, L.L.C.	Delaware
Cox Nevada Telcom, L.L.C.	Delaware
Cox North Carolina Telcom, L.L.C.	Delaware
Cox Oklahoma Telcom, L.L.C.	Delaware
Cox RHINOS Trust	Delaware
Cox Rhode Island Telcom, L.L.C.	Delaware
Cox San Diego SPE, L.L.C.	Delaware
Cox Telcom Partners, Inc.	Delaware
Cox Texas Telcom, L.P. (1% Member—Cox Telcom Partners, Inc., general partner; 99% Member—CoxCom, Inc., limited partner)	Delaware
Cox Trust I	Delaware
Cox Trust II	Delaware
Cox Virginia Telcom, Inc.	Virginia
CoxCom Asset Management, L.L.C.	Delaware
CP Arizona I, LLC	Delaware
CP Arizona II, LLC	Delaware
CP Nevada, LLC	Delaware
CSI Partner II, Inc.	Colorado
CSI Partner, Inc.	Colorado
Fisher Communications Associates, L.L.C.	Colorado
Hampton Roads Local Content, L.L.C.	Delaware
Hospitality Network, Inc.	Nevada
Local News on Cable, L.L.C.	Virginia
MAS ARIZONA, L.L.C.	Delaware
MT Associates, Inc. (formerly Intermedia Technologies, Inc.)	Texas
News Channel 15, L.L.C.	Delaware
News Channel, L.L.C.	Oklahoma
Outdoor Life Network, L.L.C.	Delaware
Padres CableRep Advertising Company, G.P.	California
Peak Cablevision, L.L.C. (former name Premier Media, L.L.C.—09/26/1997)	Colorado
Primetel of Nevada	Nevada
Rhode Island News Channel, L.L.C.	Delaware
Speedvision Network, L.L.C.	Delaware
Sun Valley Cablevision, Inc.	Idaho

TAL Financial Corporation	Nevada
TC Systems Partner, Inc.	Colorado
TCA Cable Partners	Delaware
TCA Cable Partners II (50.39% GP interest held by TCIAmerican Cable Holdings IV, L.P; 49.61% GP interest held by TCAHoldings II, L.P.)	Delaware
TCA Cable TV of Missouri, L.L.C.	Delaware
TCA Communications, Inc.	Texas
TCA Holdings II, L.P.	Texas
TCA Holdings, L.P.	Texas
TCA Interests, L.L.C.	Texas
TCA Interests II, L.L.C.	Delaware
TCA Interests II LLC Management, Inc.	Delaware
TCA Management Company	Texas
TCA Partner Holdings, Inc.	Delaware
TCI American Cable Holdings III, L.P.	Colorado
TCI American Cable Holdings IV, L.P.	Colorado
TCI Cablevision of Arizona, Inc.	Arizona
TCI of Kansas Partner, Inc.	Colorado
Telecable Associates, L.L.C.	Delaware
Telecommunications of Nevada, L.L.C.	Delaware
Teleservice Corporation of America, L.L.C.	Delaware
Texas Community Antennas, Inc.	Texas
TMJV, LLC	Delaware
Tulsa Partner, Inc.	Colorado
VPI Communications, Inc.	Texas
Williamson County Cablevision Company	Texas
WOWT/Cox News Channel, L.L.C.	Delaware
CoxCom, Inc.	Delaware

        CoxCom, Inc., a Delaware corporation, operates and owns the assets relating to the cable television systems and other businesses doing business under the following names:

d/b/a Cox	Business Services
Arizona
California
Connecticut
Florida
Louisiana
d/b/a Cox	Communications Bakersfield
d/b/a Cox	Communications Cleveland Area
d/b/a Cox	Communications Desert Valley
d/b/a Cox	Communications Gainesville/Ocala
d/b/a Cox	Communications Humboldt
d/b/a Cox	Communications Louisiana
d/b/a Cox	Communications New England
d/b/a Cox	Communications North Carolina
d/b/a Cox	Communications Northern Virginia
d/b/a Cox	Communications Oklahoma City
d/b/a Cox	Communications Orange County
d/b/a Cox	Communications Palos Verdes
d/b/a Cox	Communications Pensacola
d/b/a Cox	Communications Phoenix
d/b/a Cox	Communications Roanoke
d/b/a Cox	Communications San Diego
d/b/a Cox	Communications Santa Barbara
d/b/a Cox	Communications Sierra Vista
d/b/a Cox	Communications Tucson
d/b/a Cox	Communications West Texas

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Subsidiaries of Registrant